                                                                      EXHIBIT 25
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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|
                          ___________________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)
                          ____________________________

                         ENCOMPASS SERVICES CORPORATION
              (Exact name of obligor as specified in its charter)

Texas                                                   76-0535259
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                            Encompass Management Co.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0537923
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                        A-1 Mechanical of Lansing, Inc.
              (Exact name of obligor as specified in its charter)

Michigan                                                76-0584224
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4428 South Creyts Road
Lansing, Michigan                                       48917
(Address of principal executive offices)                (Zip code)

                              AA Advance Air, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 65-0856101
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1920 NW 32nd Street
Pompano Beach, Florida                                  33064
(Address of principal executive offices)                (Zip code)

                             A-ABC Appliance, Inc.
              (Exact name of obligor as specified in its charter)

Texas                                                   76-0591281
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                              A-ABC Services, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0590309
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

14001 Distribution Way
Dallas, Texas                                           75234
(Address of principal executive offices)                (Zip code)

                                 AA Jarl, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0590308
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

6920 Winton
Houston, Texas                                          77021
(Address of principal executive offices)                (Zip code)

             Air Conditioning, Plumbing & Heating Service Co., Inc.
              (Exact name of obligor as specified in its charter)

Colorado                                                76-0584219
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4350 Race Street
Denver, Colorado                                        80216
(Address of principal executive offices)                (Zip code)

                           Aircon Energy Incorporated
              (Exact name of obligor as specified in its charter)

California                                              76-0584221
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4234 N. Freeway Blvd. #100
Sacramento, California                                  95834
(Address of principal executive offices)                (Zip code)

                               Air Systems, Inc.
              (Exact name of obligor as specified in its charter)

California                                              76-0597604
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

940 Remillard Court
San Jose, California                                    95122
(Address of principal executive offices)                (Zip code)

                                 Airtron, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                31-0790368
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7813 North Dixie Drive
Dayton, Ohio                                            45414
(Address of principal executive offices)                (Zip code)

                        Airtron of Central Florida, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 59-3276213
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

210 Douglas Road
East Oldsmar, Florida                                   34677
(Address of principal executive offices)                (Zip code)

                           American Air Company, Inc.
              (Exact name of obligor as specified in its charter)

California                                              94-2233668
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7533 Avenue 304
Visalia, California                                     93291
(Address of principal executive offices)                (Zip code)

                               AMS Arkansas, Inc.
              (Exact name of obligor as specified in its charter)

Arkansas                                                76-0584198
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                     Atlantic Industrial Constructors, Inc.
              (Exact name of obligor as specified in its charter)

Virginia                                                76-0584180
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4500 Oakleys Lane
Richmond, Virginia                                      23231
(Address of principal executive offices)                (Zip code)

                         B&R Electrical Services, Inc.
              (Exact name of obligor as specified in its charter)

Maryland                                                52-1802233
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

502 McCormick Drive, Suite M
Glen Burnie, Maryland                                   21061
(Address of principal executive offices)                (Zip code)

                              Barr Electric Corp.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0584178
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

222 E. Marquardt Drive
Wheeling, Illinois                                      60090
(Address of principal executive offices)                (Zip code)

                         Building One Commercial, Inc.
              (Exact name of obligor as specified in its charter)

Missouri                                                43-0758063
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3130 Gravois
St. Louis, Missouri                                     63118
(Address of principal executive offices)                (Zip code)

                      Building One Service Solutions, Inc.
              (Exact name of obligor as specified in its charter)

Virginia                                                54-1732370
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

151 Bodman Place #400
Red Bank, New Jersey                                    07701
(Address of principal executive offices)                (Zip code)

                                   BUYR, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                52-2073333
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)
3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                  Callahan Roach Products & Publications, Inc.
              (Exact name of obligor as specified in its charter)

Colorado                                                76-0585615
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                        Cardinal Contracting Corporation
              (Exact name of obligor as specified in its charter)

Indiana                                                 35-1416598
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

2300 South Tibbs
P.O. Box 1742
Indianapolis, Indiana                                   46241
(Address of principal executive offices)                (Zip code)

                   Central Air Conditioning Contractors, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0584177
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

9195 Red Branch Rd.
Columbia, Maryland                                      21045
(Address of principal executive offices)                (Zip code)

                   Central Carolina Air Conditioning Company
              (Exact name of obligor as specified in its charter)

North Carolina                                          76-0584176
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1800 Fairfax Road
Greensboro, North Carolina                              27407-1424
(Address of principal executive offices)                (Zip code)

                              Chapel Electric Co.
              (Exact name of obligor as specified in its charter)

Ohio                                                    31-0622310
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

207 East Sixth Street
Dayton, Ohio                                            45402
(Address of principal executive offices)                (Zip code)

                             Charlie Crawford, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0589775
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                                   ChIP Corp.
              (Exact name of obligor as specified in its charter)

Delaware                                                51-0406783
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1105 North Market Street
Wilmington, Delaware                                    19801
(Address of principal executive offices)                (Zip code)

                     Clark Converse Electric Service, Inc.
              (Exact name of obligor as specified in its charter)

Ohio                                                    76-0584172
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3783 Gantz Road
Grove City, Ohio                                        43123
(Address of principal executive offices)                (Zip code)

                       Colonial Air Conditioning Company
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0584175
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4 Northwood Drive
Bloomfield, Connecticut                                 06002
(Address of principal executive offices)                (Zip code)

                         Commercial Air Holding Company
              (Exact name of obligor as specified in its charter)

Maryland                                                76-0584174
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

12100 Baltimore Ave., Suite 4
Beltsville, Maryland                                    20705
(Address of principal executive offices)                (Zip code)

                      Commerical Air, Power & Cable, Inc.
              (Exact name of obligor as specified in its charter)

Maryland                                                52-1007340
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

12100 Baltimore Ave., Suite 4
Beltsville, Maryland                                    20705
(Address of principal executive offices)                (Zip code)

                              CONCH Republic Corp.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0669962
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                    Continental Electrical Construction Co.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0586371
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5834 West Howard Street
Skokie, Illinois                                        60077
(Address of principal executive offices)                (Zip code)

                              Costa and Rihl, Inc.
              (Exact name of obligor as specified in its charter)

New Jersey                                              22-1868030
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3900 Church Road
Mt. Laurel, New Jersey                                  08054
(Address of principal executive offices)                (Zip code)

                             Costner Brothers, Inc.
              (Exact name of obligor as specified in its charter)

South Carolina                                          57-0892678
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3175 Lesslie Highway
Rock Hill, South Carolina                               29730
(Address of principal executive offices)                (Zip code)

                        C.R. Hipp Construction Co., Inc.
              (Exact name of obligor as specified in its charter)

South Carolina                                          57-0814019
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3537 Dorchester Road
N. Charleston, South Carolina                           29405
(Address of principal executive offices)                (Zip code)

                            Delta Innovations, Ltd.
              (Exact name of obligor as specified in its charter)

Ohio                                                    31-1418104
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

11925 Kemperspring Drive
Cincinnati, Ohio                                        45201
(Address of principal executive offices)                (Zip code)

                                  Divco, Inc.
              (Exact name of obligor as specified in its charter)

Washington                                              76-0585231
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

715 N. Madelia
Spokane, Washington                                     99220
(Address of principal executive offices)                (Zip code)

                  Diversified Management Services U.S.A., Inc.
              (Exact name of obligor as specified in its charter)

Virginia                                                54-1825115
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

151 Bodman Place #400
Red Bank, New Jersey                                    07701
(Address of principal executive offices)                (Zip code)

                              Dynalink Corporation
              (Exact name of obligor as specified in its charter)

Ohio                                                    34-0768911
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5201 Richmond Road
Bedford Heights, Ohio                                   44146
(Address of principal executive offices)                (Zip code)

                               EET Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0669506
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                          Electrical Contracting, Inc.
              (Exact name of obligor as specified in its charter)

California                                              91-1986774
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

302 N. Enterprise Street
Escondido, California                                   92029
(Address of principal executive offices)                (Zip code)

                         Encompass Central Plains, Inc.
                      (formerly The Lewis Companies, Inc.)
              (Exact name of obligor as specified in its charter)

Oklahoma                                                73-1061382
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

Meridian Tower, Suite 900
5100 East Skelly
Tulsa, Oklahoma                                         74135
(Address of principal executive offices)                (Zip code)

           Encompass Electrical Technologies Central Tennessee, Inc.
              (Exact name of obligor as specified in its charter)

Tennessee                                               62-1789670
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7100 Cockrill Bend Blvd.
Nashville, Tennessee                                    37209
(Address of principal executive offices)                (Zip code)

           Encompass Electrical Technologies Eastern Tennessee, Inc.
              (Exact name of obligor as specified in its charter)

Tennessee                                               62-1775021
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5901 Walden Drive
Knoxville, Tennessee                                    37919-6348
(Address of principal executive offices)                (Zip code)

                Encompass Electrical Technologies - Florida, LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                74-2991714
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

430 West Drive
Altamonte Springs, Florida                              32714
(Address of principal executive offices)                (Zip code)

                Encompass Electrical Technologies Georgia, Inc.
              (Exact name of obligor as specified in its charter)

Georgia                                                 58-1921158
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1000 Cobb Place Boulevard
Atlanta, Georgia                                        30144
(Address of principal executive offices)                (Zip code)

                    Encompass Electrical Technologies, Inc.
                     (formerly Oil Capital Electric, Inc.)
              (Exact name of obligor as specified in its charter)

Oklahoma                                                73-0942941
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

Meridian Tower, Suite 900
5100 East Skelly
Tulsa, Oklahoma                                         74135
(Address of principal executive offices)                (Zip code)

             Encompass Electrical Technologies Jacksonville, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 76-0584217
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1556 Whitlock Avenue
Jacksonville, Florida                                   32211
(Address of principal executive offices)                (Zip code)

                Encompass Electrical Technologies - Midwest Inc.
                    (formerly Town & Country Electric, Inc.)
            (successor by merger to SKCE Inc., SKCE Electric, Inc.,
           Cramar Electric, Inc. and Pro Wire Security Systems, Inc.)
              (Exact name of obligor as specified in its charter)

Wisconsin                                               39-1923036
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

2662 American Drive
Appleton, Wisconsin                                     54915
(Address of principal executive offices)                (Zip code)

             Encompass Electrical Technologies North Carolina, Inc.
              (Exact name of obligor as specified in its charter)

North Carolina                                          56-1871003
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5031 West W.T. Harris Blvd.
Charlotte, North Carolina                               28269
(Address of principal executive offices)                (Zip code)

             Encompass Electrical Technologies North Florida, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 59-2899507
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4348 Southpoint Boulevard
Suite 400
Jacksonville, Florida                                   32216
(Address of principal executive offices)                (Zip code)

               Encompass Electrical Technologies of Nevada, Inc.
              (Exact name of obligor as specified in its charter)

Nevada                                                  88-0109547
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3934 Silvestri Lane
Las Vegas, Nevada                                       89120
(Address of principal executive offices)                (Zip code)

             Encompass Electrical Technologies of New England, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0654857
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

65 Fourth Avenue
Needham, Massachusetts                                  02494
(Address of principal executive offices)                (Zip code)

                Encompass Electrical Technologies of Texas, Inc.
              (Exact name of obligor as specified in its charter)

Texas                                                   75-2753689
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

10999 Petal Street
Dallas, Texas                                           75238
(Address of principal executive offices)                (Zip code)

             Encompass Electrical Technologies Projects Group, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 59-3372744
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4348 Southpoint Drive North
Suite 400
Jacksonville, Florida                                   32216
(Address of principal executive offices)                (Zip code)

           Encompass Electrical Technologies - Rocky Mountains, Inc.
              (Exact name of obligor as specified in its charter)

Colorado                                                84-1451102
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5001 S. Zuni Street
Littleton, Colorado                                     80120
(Address of principal executive offices)                (Zip code)

             Encompass Electrical Technologies South Carolina, Inc.
              (Exact name of obligor as specified in its charter)

South Carolina                                          57-0518941
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7320 Cross Country Road
Charleston, South Carolina                              29418
(Address of principal executive offices)                (Zip code)

               Encompass Electrical Technologies Southeast, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 59-3534683
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4348 Southpoint Drive North
Suite 400
Jacksonville, Florida                                   32216
(Address of principal executive offices)                (Zip code)

           Encompass Electrical Technologies Western Tennessee, Inc.
              (Exact name of obligor as specified in its charter)

Tennessee                                               59-3553585
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

140 Pauline Street
Memphis, Tennessee                                      38105
(Address of principal executive offices)                (Zip code)

                       Encompass Facility Services, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0617208
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7717 Detroit SW
Seattle, Washington                                     98106-1904
(Address of principal executive offices)                (Zip code)

                      Encompass Global Technologies, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                74-2938934
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

6251 Ammendale Road
Beltsville, Maryland                                    20705
(Address of principal executive offices)                (Zip code)

                      Encompass Ind./Mech. of Texas, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                75-1758499
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

2425 Dillard Street
Grand Prairie, Texas                                    75051
(Address of principal executive offices)                (Zip code)

             Encompass Mechanical Services - Rocky Mountains, Inc.
                     (formerly Robinson Mechanical Company)
              (Exact name of obligor as specified in its charter)

Colorado                                                84-0758337
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5541 Central Avenue
Boulder, Colorado                                       80301
(Address of principal executive offices)                (Zip code)

                 Encompass Mechanical Services Southeast, Inc.
             (successor by merger to Del Air Service Company, Inc.
                       and Sibley Services, Incorporated)
              (Exact name of obligor as specified in its charter)

Mississippi                                             64-0899367
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

514 North Wells Street
P.O. Box 610
Kosciusko, Mississippi                                  39090
(Address of principal executive offices)                (Zip code)

                            Encompass Plumbing, Inc.
              (Exact name of obligor as specified in its charter)

New Jersey                                              22-3271836
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3900 Church Road
Mt. Laurel, New Jersey                                  08054
(Address of principal executive offices)                (Zip code)

                         Encompass Power Services, Inc.
                        (formerly EDG Power Group, Inc.)
              (Exact name of obligor as specified in its charter)

Oklahoma                                                73-1576843
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

501 Exchange Center West, Suite 500
4608 South Garnett Road
Tulsa, Oklahoma                                         74146-5226
(Address of principal executive offices)                (Zip code)

                        Encompass Services Holding Corp.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0537924
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                        Encompass Services Indiana, LLC
              (Exact name of obligor as specified in its charter)

Indiana                                                 76-0604094
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                         Engineering Design Group, Inc.
              (Exact name of obligor as specified in its charter)

Oklahoma                                                73-0785554
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

Meridian Tower, Suite 900
5100 East Skelly
Tulsa, Oklahoma                                         74135
(Address of principal executive offices)                (Zip code)

                                  ESR PC, L.P.
              (Exact name of obligor as specified in its charter)

Texas                                                   76-0669963
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                              Evans Services, Inc.
              (Exact name of obligor as specified in its charter)

Alabama                                                 72-1392887
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

2406 Valleydale Road
Birmingham, Alabama                                     35244
(Address of principal executive offices)                (Zip code)

                            FacilityDirect.com, LLC
              (Exact name of obligor as specified in its charter)

Virginia                                                54-1871767
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

151 Bodman Place #400
Red Bank, New Jersey                                    07701
(Address of principal executive offices)                (Zip code)

                              The Farfield Company
              (Exact name of obligor as specified in its charter)

Delaware                                                23-2971711
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

312 E. Meadow Valley Road
Lititz, Pennsylvania                                    17543
(Address of principal executive offices)                (Zip code)

                         Ferguson Electric Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0584171
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1410 Ford Street
Colorado Springs, Colorado                              80915
(Address of principal executive offices)                (Zip code)

                     Fred Clark Electrical Contractor, Inc.
              (Exact name of obligor as specified in its charter)

Texas                                                   73-1291869
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

12718 East 55th Street
Tulsa, Oklahoma                                         74146
(Address of principal executive offices)                (Zip code)

                           Gamewell Mechanical, Inc.
              (Exact name of obligor as specified in its charter)

North Carolina                                          56-2116919
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

727 Bendix Drive
Salisbury, North Carolina                               28146
(Address of principal executive offices)                (Zip code)

                   Garfield-Indecon Electrical Services, Inc.
              (Exact name of obligor as specified in its charter)

Ohio                                                    31-1589024
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5301 Lester Road
Cincinnati, Ohio                                        45213
(Address of principal executive offices)                (Zip code)

                      Gilbert Mechanical Contractors, Inc.
              (Exact name of obligor as specified in its charter)

Minnesota                                               41-1338357
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4451 West 76th Street
Minneapolis, Minnesota                                  55435
(Address of principal executive offices)                (Zip code)

                             Gregory Electric, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                36-6140936
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1181 Grove Lane, Suite 191
Naperville, Illinois                                    60540
(Address of principal executive offices)                (Zip code)

                              GroupMAC Texas L.P.
              (Exact name of obligor as specified in its charter)

Texas                                                   76-0609964
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                               Gulf States, Inc.
              (Exact name of obligor as specified in its charter)

Texas                                                   74-1652173
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)
6711 E. Highway 332
Freeport, Texas                                         77541
(Address of principal executive offices)                (Zip code)

                        Hallmark Air Conditioning, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0589774
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4517 Southerland Road
Houston, Texas                                          77092
(Address of principal executive offices)                (Zip code)

                          HPS Plumbing Services, Inc.
              (Exact name of obligor as specified in its charter)

California                                              76-0584165
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                       Hungerford Mechanical Corporation
              (Exact name of obligor as specified in its charter)

Virginia                                                76-0584974
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

P.O. Box 34667
3800 Deepwater Terminal Road
Richmond, Virginia                                      23234
(Address of principal executive offices)                (Zip code)

                              HVAC Services, Inc.
              (Exact name of obligor as specified in its charter)

Ohio                                                    76-0584158
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                      Interstate Building Services, L.L.C.
              (Exact name of obligor as specified in its charter)

Virginia                                                54-1865059
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

151 Bodman Place #400
Red Bank, New Jersey                                    07701
(Address of principal executive offices)                (Zip code)

                                Isla Morada LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                51-0406989
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1105 N. Market Street
Suite 930
Wilmington, Delaware                                    19801
(Address of principal executive offices)                (Zip code)

                        Ivey Mechanical Services, L.L.C.
              (Exact name of obligor as specified in its charter)

Texas                                                   75-2721989
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

514 North Wells Street
Kosciusko, Mississippi                                  39090
(Address of principal executive offices)                (Zip code)

               K & N Plumbing, Heating and Air Conditioning, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0589773
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

2706 W. Pioneer Parkway
Arlington, Texas                                        76013
(Address of principal executive offices)                (Zip code)

                                 Laney's, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0549014
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

55 S. 27th Street
Fargo, North Dakota                                     58103
(Address of principal executive offices)                (Zip code)

                   Lexington/Ivey Mechanical Company, L.L.C.
              (Exact name of obligor as specified in its charter)

Kentucky                                                31-1559756
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

514 North Wells Street
Kosciusko, Mississippi                                  39090
(Address of principal executive offices)                (Zip code)

                              Linford Service Co.
              (Exact name of obligor as specified in its charter)

California                                              76-0584163
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

2850 Poplar Street
Oakland, California                                     94608
(Address of principal executive offices)                (Zip code)

                             L.T. Mechanical, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0605748
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5940 General Commerce Drive
Charlotte, North Carolina                               28213-6393
(Address of principal executive offices)                (Zip code)

                           MacDonald-Miller Co., Inc.
              (Exact name of obligor as specified in its charter)

Washington                                              91-0782277
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7717 Detroit SW
Seattle, Washington                                     98106-1903
(Address of principal executive offices)                (Zip code)

                       MacDonald-Miller Industries, Inc.
              (Exact name of obligor as specified in its charter)

Washington                                              76-0584162
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7717 Detroit SW
Seattle, Washington                                     98106-1903
(Address of principal executive offices)                (Zip code)

                        MacDonald-Miller of Oregon, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0591266
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5711 SW Hood Avenue
Portland, Oregon                                        97201
(Address of principal executive offices)                (Zip code)

                         MacDonald-Miller Service, Inc.
              (Exact name of obligor as specified in its charter)

Washington                                              91-1340244
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7717 Detroit SW
Seattle, Washington                                     98106-1903
(Address of principal executive offices)                (Zip code)

                                 Masters, Inc.
              (Exact name of obligor as specified in its charter)

Maryland                                                76-0584161
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7891 Beechcraft
Gaithersburg, Maryland                                  20879
(Address of principal executive offices)                (Zip code)

                      Mechanical Services of Orlando, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 59-1517736
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

9440 Sidney Hayes Road
Orlando, Florida                                        32824
(Address of principal executive offices)                (Zip code)

                        Merritt Island Air & Heat, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                59-3526821
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

625 Cypress Street
Merritt Island, Florida                                 32952
(Address of principal executive offices)                (Zip code)

                        National Network Services, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                84-1476279
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

2452 South Trenton Way, Unit M
Denver, Colorado                                        80231
(Address of principal executive offices)                (Zip code)

                            Omni Mechanical Company
              (Exact name of obligor as specified in its charter)

Oklahoma                                                94-2233668
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5918 S. 129th E. Avenue
Tulsa, Oklahoma                                         74134
(Address of principal executive offices)                (Zip code)


                            Omni Mechanical Services
              (Exact name of obligor as specified in its charter)

Oklahoma                                                73-1289880
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

12718 East 55th Street
Tulsa, Oklahoma                                         74146-6221
(Address of principal executive offices)                (Zip code)

                    Pacific Rim Mechanical Contractors, Inc.
              (Exact name of obligor as specified in its charter)

California                                              33-0231921
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7655 Convoy Court
San Diego, California                                   92111
(Address of principal executive offices)                (Zip code)

                            Paul E. Smith Co., Inc.
              (Exact name of obligor as specified in its charter)

Indiana                                                 35-1997012
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

8171 West 10th Street
Indianapolis, Indiana                                   46214
(Address of principal executive offices)                (Zip code)

                            Phoenix Electric Company
              (Exact name of obligor as specified in its charter)

Delaware                                                58-2408287
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7379 S.W. Tech Center Drive
Tigard, Oregon                                          97223
(Address of principal executive offices)                (Zip code)

                        Ray's Plumbing Contractors, Inc.
                    (formerly Ray and Claude Goodwin, Inc.)
              (Exact name of obligor as specified in its charter)

Florida                                                 76-0584166
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1033 S. Edgewood Avenue
Jacksonville, Florida                                   32205
(Address of principal executive offices)                (Zip code)

              Regency Electric Company South Florida Office, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 59-3534202
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3800 Park Central Blvd. N.
Pompano Beach, Florida                                  33064
(Address of principal executive offices)                (Zip code)

                           Reliable Mechanical, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0584196
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

13035 Middletown Industrial Blvd.
Louisville, Kentucky                                    40223
(Address of principal executive offices)                (Zip code)

                      Riviera Electric of California, Inc.
              (Exact name of obligor as specified in its charter)

California                                              93-1170983
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

20 Journey
Aliso Viego, California                                 92656
(Address of principal executive offices)                (Zip code)

                            Romanoff Electric Corp.
              (Exact name of obligor as specified in its charter)

Ohio                                                    34-4477671
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5055 Enterprise Blvd.
Toledo, Ohio                                            43612
(Address of principal executive offices)                (Zip code)

                          Roth Companies Incorporated
              (Exact name of obligor as specified in its charter)

Indiana                                                 35-1581233
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

8940 Vincennes Circle
Indianapolis, Indiana                                   46268
(Address of principal executive offices)                (Zip code)

                              Sanders Bros., Inc.
              (Exact name of obligor as specified in its charter)

South Carolina                                          57-0521391
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1709 Old Georgia Highway
Gaffney, South Carolina                                 29340
(Address of principal executive offices)                (Zip code)

                              Sequoyah Corporation
              (Exact name of obligor as specified in its charter)

Washington                                              91-1398285
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

12316 134th Ct NE
Redmond, Washington                                     98052
(Address of principal executive offices)                (Zip code)

                             S.L. Page Corporation
                 (successor by merger with Hydro Cooling, Inc.)
              (Exact name of obligor as specified in its charter)

Florida                                                 59-2532059
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

10879 Metro Parkway
Forth Myers, Florida                                    33912
(Address of principal executive offices)                (Zip code)

                               Snyder Mechanical
              (Exact name of obligor as specified in its charter)

Nevada                                                  88-0191821
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1250 Lamoille Highway #104
Elko, Nevada                                            89803
(Address of principal executive offices)                (Zip code)

                       Southeast Mechanical Service, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 58-2338961
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                            Stephen C. Pomeroy, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0586370
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3131 S.W. 13th Drive
Deerfield Beach, Florida                                33442
(Address of principal executive offices)                (Zip code)

                        Sterling Air Conditioning, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0589772
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1331 East Broadway
Pearland, Texas                                         77581
(Address of principal executive offices)                (Zip code)

                               Sun Plumbing, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 76-0584190
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

6935 Vicki Circle
P.O. Box 549
Melbourne, Florida                                      32902-0549
(Address of executive offices)                          (Zip code)

                           Taylor-Hunt Electric, Inc.
              (Exact name of obligor as specified in its charter)

Utah                                                    87-0619446
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1747 South 900 West
Salt Lake City, Utah                                    84104
(Address of principal executive offices)                (Zip code)

                             Team Mechanical, Inc.
              (Exact name of obligor as specified in its charter)

Utah                                                    76-0584189
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

151 N. 600 West
Kayville, Utah                                          84037
(Address of principal executive offices)                (Zip code)

                             Tower Electric Company
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0603092
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5265 Port Royal Road
Ravensworth Business Park
Springfield, Virginia                                   22151
(Address of principal executive offices)                (Zip code)

                     Tri-City Electrical Contractors, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 59-3496182
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

430 West Drive
Altamonte Springs, Florida                              32714
(Address of principal executive offices)                (Zip code)

                               Tri-M Corporation
              (Exact name of obligor as specified in its charter)

Pennsylvania                                            23-1886824
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

204 Gale Lane
Kennet Square, Pennsylvania                             19348
(Address of principal executive offices)                (Zip code)

                          Tri-State Acquisition Corp.
              (Exact name of obligor as specified in its charter)

Nevada                                                  95-4775412
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

442 West Bonita Avenue
San Dimas, California                                   91773
(Address of principal executive offices)                (Zip code)

                            United Acquisition Corp.
              (Exact name of obligor as specified in its charter)

Iowa                                                    76-0546061
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                         United Service Alliance, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                none
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                    Van's Comfortemp Air Conditioning, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 76-0584184
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

135 S. Congress Avenue
Delray Beach, Florida                                   33445
(Address of principal executive offices)                (Zip code)

                      Vantage Mechanical Contractors, Inc.
              (Exact name of obligor as specified in its charter)

Maryland                                                52-1782290
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3 Greenway Plaza, Suite 2000
Houston, Texas                                          77046
(Address of principal executive offices)                (Zip code)

                            Vermont Mechanical, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                76-0605749
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4050 Williston Road
South Burlington, Vermont                               05495
(Address of principal executive offices)                (Zip code)

                        Wade's Heating and Cooling, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 76-0584183
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

12935 Metro Parkway
Fort Myers, Florida                                     33912-1320
(Address of principal executive offices)                (Zip code)

                       Watson Electrical Contruction Co.
              (Exact name of obligor as specified in its charter)

North Carolina                                          56-0734692
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

490 Ward Boulevard
P.O. Box 3105
Wilson, North Carolina                                  27895-3105
(Address of principal executive offices)                (Zip code)

                                 Wayzata, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                51-0395843
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1105 North Market Street,
Suite 1300
Wilmington, Delaware                                    19801
(Address of principal executive offices)                (Zip code)

                              Wiegold & Sons, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                 76-0584182
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

2255 J & C Blvd.
Pine Ridge Industrial Park
Naples, Florida                                         34109
(Address of principal executive offices)                (Zip code)

             Willis Refrigeration, Air Conditioning & Heating, Inc.
              (Exact name of obligor as specified in its charter)

Ohio                                                    76-0584181
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

885 Ohio Pike
Cincinnati, Ohio                                        45245
(Address of principal executive offices)                (Zip code)

                         Wilson Electric Company, Inc.
              (Exact name of obligor as specified in its charter)

Arizona                                                 86-0905188
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1305 W. First Street
Tempe, Arizona                                          85281
(Address of principal executive offices)                (Zip code)

                               Yale Incorporated
              (Exact name of obligor as specified in its charter)

Minnesota                                               76-0584179
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

9649 Girard Avenue South
Minneapolis, Minnesota                                  55431
(Address of principal executive offices)                (Zip code)



                   10-1/2% Senior Subordinated Notes due 2009

                      (Title of the indenture securities)


= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                       Name                                         Address
------------------------------------------------------------------------------------------
    Superintendent of Banks of the State of New      2 Rector Street, New York, N.Y.
    York                                             10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                 33 Liberty Plaza, New York, N.Y. 10045

    Federal Deposit Insurance Corporation            Washington, D.C.  20429

    New York Clearing House Association              New York, New York  10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-
     29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(D).

     1.   A copy of the Organization Certificate of The Bank of New York
          (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
          Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-
          44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of August, 2001.

                            THE BANK OF NEW YORK

                              By:  /S/    LUIS PEREZ
                                   -------------------------------------------
                                   Name:  LUIS PEREZ
                                   Title: ASST. VICE PRESIDENT


                                     - 2 -